UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 30, 2005
                                                        ------------------

                           GREEN MOUNTAIN CAPITAL INC.
     -----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
     -----------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                    001-14883                16-1728655
           (Commission File Number) (IRS Employer Identification No.)

                       c/o Appleby Partners & Company, LLC
                             81 Greene Street, No. 3
                            New York, New York 10012
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (212) 274-8101
     -----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS
ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On September 30, 2005, Green Mountain Capital Inc. (the "Registrant") retained Robison, Hill & Co. as its principal independent accountants. The decision to retain Robison, Hill & Co. was recommended and approved by the Registrant's Board of Directors.

During the Registrant's two most recent fiscal years and through September 30, 2005:

(1) The Registrant did not consult Robison, Hill & Co. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Robison, Hill & Co. that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult Robison, Hill & Co. regarding any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         GREEN MOUNTAIN CAPITAL INC.


                         By:      /s/ Shmul Shneibalg
                         Name:    Shmuel Shneibalg
                         Title:   Chief Executive Officer, Chief Financial
                                  Officer, President, and Director


Date:  October 3, 2005